Exhibit 10.1

Concession Title, dated March 16, 2000, granted to Aerovías de México, S.A. de C.V. by the Ministry of Infrastructure, Communications and Transportation (Secretaría de Infrastructura, Comunicaciones y Transportes).1

[1]

This document is originally in Spanish. The English translation provided herein is merely referential, and in case of discrepancies between the Spanish and the English version, the Spanish version shall prevail in all respects.

CONTENT

TITLE

Annexes:

1)	Aircraft List

2)	Route List

3)	Operation Base

4)	Development Program

5)	Mexican Emergency Official Standard

(NOM-EM-052-SCT3-1999).

CONCESSION FOR THE PROVISION OF REGULAR NATIONAL PUBLIC AIR PASSENGER, CARGO AND MAIL TRANSPORTATION SERVICE, GRANTED BY THE FEDERAL GOVERNMENT, THROUGH THE MINISTRY OF COMMUNICATIONS AND TRANSPORTATION, HEREINAFTER “THE MINISTRY”, TO AEROVÍAS DE MÉXICO, S.A. DE C.V., HEREINAFTER “CONCESSIONAIRE”, UNDER THE FOLLOWING BACKGROUND AND CONDITIONS

BACKGROUND

I.

“CONCESSIONAIRE” was incorporated as a mercantile company named Aerovías de México, Sociedad Anónima de Capital Variable, under Mexican Law, pursuant to public deed number 31,486, dated September 7, 1988, granted before Mr. Emiliano Zubiría Maqueo, Notary Public number 25 of the Federal District, recorded under mercantile folio 108984, dated October 10, 1988, of the Public Registry of Property and Commerce of Mexico City.

II.	The domicile stated by the “CONCESSIONAIRE” to receive notices is located at Avenida Paseo de la Reforma No. 445, Colonia Cuauhtémoc, C.P. 06500, Mexico, Federal District.

III.

The “CONCESSIONAIRE”, based on the provisions of the Civil Aviation Law and its Regulations, requested in writing from “THE MINISTRY” to grant it a concession to provide the passenger, cargo and mail regular national public air transportation service, which it had been providing as established in the Law of General Means of Communication.

IV.

The “CONCESSIONAIRE” accredited before “THE MINISTRY” its technical, financial, legal and administrative capacity to provide the aforementioned service, under quality, security, timeliness, permanence and price conditions, as well as the availability of the necessary infrastructure for its operations, and the trained technical, aviation and administrative personnel, required to comply with its obligations under this Concession, as provided in Article 9 of the Civil Aviation Law and other related articles of its Regulations.

V.

The “CONCESSIONAIRE’S” legal representative, Mr. Alfonso Pasquel Bárcenas, proved his legal capacity with public deed number 255,497, dated May 17, 1993, granted before Notary Public No. 17, Mr. Tomás Lozano Molina, associated with Mr. Francisco Lozano Noriega, Notary Public number 10 of the Federal District, which first testimony was registered in the Public Registry of Property and Commerce of the Federal District, under mercantile folio number 108984, which powers and authority have not been revoked or modified in any way whatsoever, which are sufficient for the execution of this Concession.

Pursuant to the referred background, and on the provisions of Articles 36, section IV of the Organic Law of the Federal Public Administration; 51 of the Law of General Means of Communication; 4, 5, section I, item a), 6, section 9, 10, 12, 13, 14, 15, 16, 17, 18, 19, 42, 61, 74, 86, 87, 89 and other related articles of the Civil Aviation Law; 1, 2, 3, 18, 19, 20, 21, 22, 23, 24, 49, 50, 51, 52, 54, 64, 65, 66, 67, 197 and 198 of its Regulations, and 5, section XI, of the Internal Regulations of the Ministry of Communications and Transportation, “THE MINISTRY” grants this Concession to “CONCESSIONAIRE”, which shall be subject to the following:

CONDITIONS

Chapter I

Defined Terms

1. Defined Terms. For the purposes of this Concession, it shall be understood as:

Concession: The concession granted to “CONCESSIONAIRE” as provided herein.

Stop for non-commercial purposes: Landing for purposes other than passenger, cargo and mail boarding and landing.

Frequency: Round trips made by an aircraft on an authorized route during a specific period of time.

Schedules-Itineraries: Air operations authorized to the “CONCESSIONAIRE” by “THE MINISTRY”, which comprise the route(s), frequency(ies), and times of arrival and departure, local and/or zulu time, at each airport.

Law: Civil Aviation Law (Ley de Aviación Civil).

Regulations: Regulations of the Civil Aviation Law (Reglamento de la Ley de Aviación Civil).

Service: It has the meaning stated in Condition 2.1. hereof.

Zulu: Z time, GTM time, Greenwich time.

The rest of the terms used herein, shall have the meaning attributed thereto in the Law, the Regulations and other applicable legal provisions.

Chapter II

Purpose and Scope

2.1.	Purpose. The purpose of this Concession is that the “CONCESSIONAIRE” provides regular national public air passenger, cargo and mail transportation service.

2.2.

Provision of the Service by Third Parties. The Service shall be rendered directly by the “CONCESSIONAIRE”, except in case that it has executed commercial and cooperation agreements with another concessionaire or licensee, which shall be deemed as a third party for the provision of the Service. A copy thereof shall be delivered to “THE MINISTRY”, before they take effect, as provided in Article 26 of the Law.

Without prejudice to the provisions of Article 16 of the Law, and condition number 11.7. below, the provision of the Service by third parties, as provided in the commercial agreements that the “CONCESSIONAIRE” may execute, shall not translate, by any means, into a full or partial assignment of the rights granted by this Concession, particularly the air traffic rights.

2.3.

Joint and Several Liability. In the case mentioned in the previous condition, the “CONCESSIONAIRE” shall be jointly liable for the provision of the Service, and shall be liable for damages, if applicable, that may be caused to users and third parties; the terms of the provision of the Service, shall in any case be agreed under lower conditions than those originally agreed by the “CONCESSIONAIRE”. The relevant routes, compensations and liabilities shall be determined by the agreements executed for such purposes by the “CONCESSIONAIRE” with third parties.

Chapter III

Applicable Law

3.1.

Applicable Law. The provision of the Service, matter of this Concession, is subject, without limitation, to the provisions of the Political Constitution of the United Mexican States, to the Law and Regulations, to International Treaties executed and to be executed by the President of the Republic, with the approval of the Senate, and Interinstitutional Agreements; to the Law of General Means of Communication, the General National Property Law, the Federal Law of Administrative-Law Procedure, the applicable Federal Civil Commerce Codes, and the Federal Code of Civil Procedure, the Airports Law, the Federal Weights, Measure and Standards Law, the Federal Economic Competition Law, the General Ecological Balance and Environmental Protection Law, and their Regulations, and other applicable technical and administrative provisions on the matter, issued by “THE MINISTRY”, to the provisions hereof and of the Annexes that comprise it, as well as the Mexican Official Standards, which due to their nature, are applicable to this Concession, and to the provisions on mitigation of environmental impact, issued by competent authorities, and to the rest of the legal provisions that are applicable due to their nature. The “CONCESSIONAIRE” undertakes to observe and comply with them.

The “CONCESSIONAIRE” agrees that if the legal precepts and administrative provisions mentioned in the previous paragraph are derogated, amended or added, it shall be subject, at any time, to the new laws and the new legal and administrative provisions that are issued on the matter, as of the moment they are binding.

Chapter IV

Aircrafts

4.1.	Aircrafts. The “CONCESSIONAIRE” shall provide the Service mentioned herein with the aircrafts authorized by “THE MINISTRY”, which are detailed in Annex 1, hereof.

The “CONCESSIONAIRE” shall be liable for the aircraft, which will be operated under this Concession, to carry on board the official documents and certificates that prove compliance with the obligations hereof, the Law and other applicable provisions.

The “CONCESSIONAIRE” undertakes to notify “THE MINISTRY” about the registration and cancellation of registration of its aircrafts in the Mexican Aeronautics Registry, for the provision of the concessioned service, in order for “THE MINISTRY” to amend, if applicable, Annex 1 hereof.

In order to perform any change to the number or type of aircrafts described in Annex 1 hereof, the “CONCESSIONAIRE” shall request the authorization from “THE MINISTRY”, as provided in Article 20 of the Regulations.

4.2.

Aircraft Maintenance. The “CONCESSIONAIRE” undertakes to keep and maintain, during the term hereof, its aircraft in operation and service, in airworthiness condition, in accordance with applicable provisions.

Aircraft maintenance shall be performed as provided in the manufacturer’s manuals, service bulletins, and airworthiness guidelines, acknowledged by the aviation authority of the country of the aircraft’s manufacturer, as well as in the relevant mexican official standard, and it shall be performed at the “CONCESSIONAIRE’S” aviation workshops, or in those it hires to such purpose, which shall have a permit from “THE MINISTRY”. In case that said work is performed abroad, it shall have prior authorization from “THE MINISTRY”, and when required, the results thereof and the documents that prove that the relevant work has been performed shall be provided thereto.

Chapter V

Routes and Operation Base

5.1.	Routes. The “CONCESSIONAIRE” may perform flights solely on the authorized routes, according to Annex 2 hereof, which shall appear in its schedules-itineraries authorized by “THE MINISTRY”.

If the “CONCESSIONAIRE” intends to add or exclude routes, it shall request so in writing to “THE MINISTRY”, in order to amend Annex 2 hereof, if appropriate.

Likewise, “THE MINISTRY” shall authorize the schedules-itineraries of the combination of routes established in Annex 2 hereof, without implying an amendment to the aforementioned Annex, and it shall suffice that “THE MINISTRY” and the “CONCESSIONAIRE” add the relevant authorization documents to the appendix of Annex 2.

5.2.

Operation Base. The “CONCESSIONAIRE’S” operation base is the public service civil airport authorized by “THE MINISTRY” to be used in most of its flights as departure point and final destination of the operations of its aircraft, where generally, preservation, administration, operation and airworthiness condition controls are performed by the aviation authority, which is stated in Annex 3 hereof. The Operation Base may be modified, prior authorization from “THE MINISTRY”, without implying the amendment of the Concession.

The “CONCESSIONAIRE” may have operation sub-base(s), understanding as such the alternative public service civil airport(s) authorized by “THE MINISTRY”, acknowledged as departure and destination of any of its flights, sometimes for maintenance service. If applicable, the “CONCESSIONAIRE’S” operation sub-bases shall be those detailed in Annex 3 hereof.

5.3.

Position for Boarding and Landing of Passengers, Loading and Unloading of Cargo and Mail. The “CONCESSIONAIRE” undertakes to accept the allocation of positions for boarding and landing of passengers, loading and unloading of cargo and mail, as well as for extended stays of aircraft, designated by the relevant airport administrator, as provided in the Airports Law (Ley de Aeropuertos). Likewise, the “CONCESSIONAIRE” is responsible for complying with all contractual obligations resulting from acts executed with the airport administrator, regarding the provision of airport and ancillary services.

Chapter VI

Limits, Term and Beginning of Operations

6.1.

Limits to the Concession Rights. The “CONCESSIONAIRE” may not take advantage, exploit or use in any way the Concession for a purpose other than the one stated in condition 2.1. above. Likewise, the “CONCESSIONAIRE” may not provide services other than, or additional to, those included in this Concession.

“THE MINISTRY” is entitled to freely grant other concessions to third parties, in order therefor to provide the Service; thus, this Concession does not grant exclusivity rights to the “CONCESSIONAIRE”.

“THE MINISTRY” may unilaterally amend this Concession and its Annexes, in accordance with applicable provisions, and through its competent public officials. If the “CONCESSIONAIRE” requests an amendment to the Concession and its Annexes, it shall prove compliance with all its obligations resulting here from.

6.2.	Term. This Concession shall have a 30-year term, as of the date when it is granted.

The “CONCESSIONAIRE” may request an extension of the term hereof, as provided in Articles 10 of the Law and 24 of the Regulations.

6.3.	Beginning of Operations. To begin the provision of the Service, the “CONCESSIONAIRE” shall comply with the requirements of Article 20 of the Regulations, and prove to “THE MINISTRY” that:

a) It has a technical certificate granted by “THE MINISTRY” that its equipment has satisfactorily complied with the technical requirements;

b) Its schedules-itineraries have been authorized;

c) Its rates have been registered;

d) It has the relevant insurance policies;

e) It has hired air transit services;

f) It requested and paid the relevant duties for the registration of this Concession in the Mexican Aeronautics Registry, and

g) The aircraft with which it shall provide the Service have Mexican registers or, if applicable, have “THE MINISTRY’S” authorization for aircraft with foreign registers that may be leased by the “CONCESSIONAIRE” for the provision of the Service, as provided in Article 45 of the Law.

6.4.

Suspension of Operations. Upon compliance of the operations established in condition 5.3. above, “THE MINISTRY” shall authorize the “CONCESSIONAIRE” the beginning of operations. As of such time, the “CONCESSIONAIRE” shall provide the Service continuously under the terms and conditions stated herein.

“THE MINISTRY” may authorize full or partial suspension of the Service, as long as the “CONCESSIONAIRE”: a) proves that the cause for said suspension is fully justified, or b) proves that an unforeseeable or force majeure event occurred.

Chapter VII

Provision of Regular National Public Air Transportation Service

7.1.

Fairness in the Provision of the Services. The “CONCESSIONAIRE” undertakes to provide the Service to requesting users, permanently, uniformly and in equal and non-discriminatory conditions, as provided in Article 17 of the Law, in order to promote an efficient development of regular aviation in Mexico.

7.2.

Operation Security. The “CONCESSIONAIRE” shall be responsible for providing the Service according to the quality and security standards established by “THE MINISTRY”, complying with conditions 4.2., 5.1., 7.4., 7.5., 7.8. and 11.1 hereof, as well as those determined internationally.

7.3.

Airport Security. The “CONCESSIONAIRE” undertakes to apply in the development of its activities, the ordinary emergency security programs approved by “THE MINISTRY”, within the framework of the National Airport Security Program, as amended. Such programs shall state, without limitation, the methods and procedures that shall be adopted to protect passengers, flight personnel, aircraft, facilities and services, as well as the preventive actions against illegal interference.

7.4.

Technical Aviation Personnel. The “CONCESSIONAIRE” shall be bound to follow, within the personnel hiring process mentioned in this item, the provisions of Article 32 of the Political Constitution of the United Mexican States, which, for the provision of the services, shall have the licenses that “THE MINISTRY” shall issue and authorize to such effect, as provided in Article 38 of the Law.

Likewise, the “CONCESSIONAIRE” shall be responsible for said personnel to comply, for the provision of the Service, with the requirements stated by the Law, the Regulations, and other applicable provisions.

7.5.

Training. The “CONCESSIONAIRE” shall develop training programs for its personnel, which it may coordinate with the various institutions it deems convenient. In case of technical aviation personnel, said training shall be done through institutions that have a valid permit from “THE MINISTRY”, as provided in Articles 11 and 39 of the Law, and Title Third, Chapter II of the Regulations.

“THE MINISTRY” may grant the “CONCESSIONAIRE” permits for hiring foreign technicians as consultants or trainers of the technical aviation personnel, provided that said foreigners have a certification by the aviation authority of their country, and that the purpose of the courses is to improve the Service, or to use new equipment.

7.6.

Telecommunication Services. The “CONCESSIONAIRE” shall have the necessary internal telecommunication services and systems for the due operation of the Service. For such effects, it may install a private telecommunication network, and its own systems, or it may hire authorized third parties for the provision thereof.

7.7.

Air Transit Control Services. The “CONCESSIONAIRE” shall be bound to hire and use air transit, radio aid, meteorological, telecommunication, aeronautic information services, and other air transit aids, provided by “THE MINISTRY”, or the persons empowered therefor by it, as well as the airway system established by “THE MINISTRY” itself.

7.8.

Technical Requirements. For flight operation, the “CONCESSIONAIRE” is bound to comply with the technical requirements established by “THE MINISTRY” and to prove compliance therewith through the certificate issued to such purpose by “THE MINISTRY” itself, which must be in force.

Chapter VIII

Development Program

8.

Development Program. While exercising the rights granted herein, the “CONCESSIONAIRE” shall submit itself to the Services Development Program authorized by “THE MINISTRY”, which is included as Annex 4 hereof, and which contains the technical-operational study and the investment program of the Service, and its projections for a term of at least three years.

Any request for amending the Development Program submitted by the “CONCESSIONAIRE” to “THE MINISTRY” shall be justified with the technical-operational and economic-financial studies it performs.

Chapter IX

Rates

9.

Rates. The “CONCESSIONAIRE” shall freely establish Service rates under terms that allow to provide such Service under satisfactory quality, competitiveness, security and permanence conditions, which it shall register, together with their restrictions, before “THE MINISTRY” so they can take effect. In the case of the rates established by “THE MINISTRY”, mentioned in Article 43 of the Law, and other related articles of the Regulations, the “CONCESSIONAIRE” shall be bound to apply them during the term determined to such effect by “THE MINISTRY”.

“THE MINISTRY” may, as provided in Article 43 of the Law, establish the rate regulation bases by itself, or per request from the “CONCESSIONAIRE”, through the request submitted thereby in writing.

If the “CONCESSIONAIRE” applies rates that have not been duly registered before “THE MINISTRY”, the relevant sanctions shall be applied thereto, and if applicable, the Concession revocation procedure shall begin, as established in applicable provisions, without prejudice to the actions that the user decides to exercise against the “CONCESSIONAIRE” for damages caused thereto.

Chapter X

Fees

10.

Fees. As of the granting of this Concession, the “CONCESSIONAIRE” shall pay to the Federal Government the fees for the services related to the granting of the Concession, established by the Federal Duties Law, under the terms and frequency stated in such law.

Chapter XI

General Provisions

11.1.

Environment Protection. The “CONCESSIONAIRE” shall comply with legal and administrative provisions, as well as with applicable International Treaties on ecological balance and environment protection matters.

The “CONCESSIONAIRE” shall be responsible for damages on ecological and environment protection matters, caused from the beginning of operations by the “CONCESSIONAIRE”, and which result in acts or omissions thereby, as provided in applicable laws and provisions on the matter.

The “CONCESSIONAIRE” shall comply, within the terms stated in Annex 5 hereof, with the Mexican official standard that establishes within the Mexican Republic the requirements for complying with the maximum allowed limits for noise emission caused by reaction subsonic, helix powered, supersonic aircraft, helicopters, auxiliary power units (APU), and systems related to the aircraft during ground operations.

11.2.

Damage Liability. The “CONCESSIONAIRE” shall be responsible for damages caused to passengers, luggage, and cargo during transportation, as well as before third parties, as provided in the Law, the Regulations, and other applicable provisions.

11.3.

Insurance. The “CONCESSIONAIRE” undertakes to take insurance policies in the amounts that it must take as provided by the Law and the Regulations, and to keep them valid as long as the Concession lasts.

11.4.

Verification and Information. The “CONCESSIONAIRE” shall be bound to allow access to its facilities to “THE MINISTRY’S” verifiers, or third parties authorized thereby, as well as to transport them in its equipment, in order therefor to perform the verification they are in charge of and, in general, to grant them all facilities and guarantees for such purposes, and to pay the legal expenses that result from this function.

Without prejudice to the powers of “THE MINISTRY” to request any other technical, financial, legal or administrative documentation and information, the “CONCESSIONAIRE” shall deliver thereto, no later than in the month of May of each year, its annual audited financial statements of the previous year. Accounting information shall be provided under the terms of Articles 120 and 121 of the Law of General Means of Communication.

The “CONCESSIONAIRE” shall submit to “THE MINISTRY” an annual economic-statistical report, and a quarterly report within the next fifteen days after the current quarter, which shall include, regarding the previous three months, the following information: a) technical, financial, administrative and statistical information about the air and service activities it performs; b) statistical traffic information by routes, occupation, yield, or other parameters generated by the operation of the franchised service, and c) information about the air fleet, and the personnel hired.

Such information shall be provided in the forms established by “THE MINISTRY”.

11.5.

About Capital Stock. If the “CONCESSIONAIRE” amends its corporate bylaws, as well as its capital stock integration, it shall notify “THE MINISTRY” within the next thirty days after the date when said amendments become effective.

11.6.	Foreign Investment. Foreign investment in the “CONCESSIONAIRE’S” capital stock shall be subject to the provisions of the Law on the matter.

In the case of foreign shareholders, they shall not have more rights than those granted by Mexican law to nationals.

11.7.

About Assignment of Rights and Obligations. The “CONCESSIONAIRE” may request the authorization of “THE MINISTRY”, in order to fully or partially assign the rights and obligations resulting here from. “THE MINISTRY” may authorize said assignment within a 92-calendar-day term as of the date when the relevant application is submitted, provided that concessionaire is not a foreign government or State, and expressly commits before “THE MINISTRY” to comply with the “CONCESSIONAIRE’S” obligations resulting here from, and those that “THE MINISTRY” establishes additionally.

Under no circumstances may the “CONCESSIONAIRE” grant irrevocable powers for acts of administration and ownership, to the benefit of persons that imply, directly or indirectly, the transfer of the rights and obligations stated in this Concession.

11.8.	Termination. This Concession shall end due to any of the causes stated in Article 14 of the Law.

11.9.

Revocation. It shall be cause for termination hereof, in addition to those sated in Article 15 of the Law, if the “CONCESSIONAIRE” has provided, or provides at any time, false information or documentation to “THE MINISTRY”. Likewise, it shall be cause for revocation, any amendment, without authorization from “THE MINISTRY”, of the information with which the technical, legal or administrative capacity is proven, which changes materially the circumstances that were taken into consideration for granting the Concession.

In case that due to breach of any of the conditions provided in this Concession, or that resulting from the verification mentioned in condition 11.4., or the results reported in the annual financial statements duly audited, that the “CONCESSIONAIRE” submits to “THE MINISTRY”, the latter determines that it is not possible for the “CONCESSIONAIRE” to continue operating under the technical and operational security levels required, both for its aircraft and equipment, and in order to protect the physical integrity of its personnel, users and assets, as well as of third parties, “THE MINISTRY” may order the temporary suspension of the concessioned service. The suspension shall last as long as necessary for “CONCESSIONAIRE” to comply with the relevant conditions, or to prove the technical, operational or financial capacity that guarantees the provision of the Service at the established security levels, according to applicable Legislation, as applicable.

11.10.

Procedure for Imposition of Sanctions and Declaring Operation Suspension. In order to declare the revocation of this Concession, or imposition of sanctions, the Federal Law of Administrative-Law Procedure shall be followed.

In the case of service suspension, Articles 61 and 81 of the law mentioned in the previous paragraph shall apply.

11.11.	Sanctions. Breach by the “CONCESSIONAIRE” of any of the obligations mentioned in this Concession, without cause, shall be sanctioned as provided in the Law and the Regulations.

11.12

Requisition.- The Federal Government may, in case of acts of God, war, serious alteration of public order, or when fearing an imminent danger to national security, internal peace of the country, or national economy, requisition the necessary aircraft and other equipment of the Service, property and real estate property, and dispose of them as it deems convenient, as provided in Article 83 of the Law and other applicable provisions.

11.13.

Competent Courts. For everything related to the interpretation of, and compliance with, this Concession, except for what “THE MINISTRY” must resolve administratively, the “CONCESSIONAIRE” agrees to submit itself to the jurisdiction of the competent federal courts of the Federal District; therefore, both parties waive the jurisdiction that may correspond thereto due to their current or future addresses.

11.14.

Notices. The “CONCESSIONAIRE” undertakes to inform “THE MINISTRY” in writing about any change of address during the term hereof, in the understanding that in case of omission, notices shall take effect at the address stated in Background ll hereof.

11.15.

Annexes. The Annexes mentioned herein, which are stated below, are considered to be part hereof. Annex 1. Aircraft List Annex 2. Route List Annex 3. Operation Base and Sub-bases Annex 4. Development Program, and Annex 5. Terms for complying with the Mexican Official Standard that establishes within the Mexican Republic the requirements for complying with the maximum allowed limits for noise emission caused by reaction subsonic, helix powered, supersonic aircraft, helicopters, auxiliary power units (APU), and systems related to the aircraft during ground operations.

Execution of this Concession by the “CONCESSIONAIRE” implies unconditional agreement with its terms and conditions.

This Concession is granted in Mexico City, Federal District, on March 16, 2000.

THE MINISTER OF COMMUNICATIONS AND TRANSPORTATION

[Signature]

CARLOS RUIZ SACRISTAN

By:	AEROVÍAS DE MÉXICO,
S.A. DE C.V.

[Signature]

Alfonso Pasquel Bárcenas
Title: Legal Representative

Annex 1

LIST OF AIRCRAFT

EQUIPMENT	REGISTER	SERIAL NUMBER
DC9-30	N935ML	47549
DC9-30	XA-SDF	47006
DC9-30	N936ML	47501
DC9-32	XA-AMA	48125
DC9-32	XA-AMB	48126
DC9-32	XA-AMC	48127
DC9-32	XA-AMD	48128
DCS-32	XA-AME	48129
DC9-32	XA-AMF	48130
DC9-32	N1003P	48150
DC9-32	XA-DEI	47650
DC9-32	XA-DEK	47602
DC9-32	XA-DEL	47607
DC9-32	XA-DEM	47609
DC9-32	XA-JEB	47394
DC9-32	XA-JEC	47106
DC9-32	XA-TFO	48151
DC9-80	N501AM	49188
MD-82	XA-AMP	49189
MD-82	XA-AMQ	49190
MD-82	N1003X	48067
MD-82	N1003Y	48068
MD-82	XA-SFL	48069
MD-82	N10033	48083
MD-82	N505MD	49149
MD-82	EI-BTY	49667
MD-82	EI-BTX	49660
MD-82	N944AM	49440
MD-82	XA-TLH	53119
MD-82	XA-MRM	53066
MD-83	N831LF	53050
MD-83	N861LF	49826
MD-83	N881LF	53051
MD-83	N838AM	49397

Annex 1

LIST OF AIRCRAFT

MD-83	N945AS	49643
MD-83	N946AS	49658
MD-83	N583MD	49659
MD-83	XA-SWW	49848
MD-87	XA-SFO	49673
MD-87	N803ML	49726
MD-87	N1075T	49724
MD-88	N158PL	49761
MD-88	N160PL	49763
MD-88	N161PL	49764
MD-88	N162PL	49765
MD-88	XA-AMS	49926
MD-88	XA-AMT	49927
MD-88	XA-AMU	49928
MD-88	XA-AMV	49929
MD-88	N168PL	53174
MD-88	N169PL	53175
B757-2Q8	N801AM	25624
B757-2Q8	N802AM	26270
B757-208	N803AM	26268
B757-2Q8	N804AM	26271
B757-2Q8	N805AM	26272
B757-2Q8	N806AM	26273
B757-200	N380RM	29380
B757-2Q8	N53AW	25490
B767-200	XA-RVZ	24716
B767-200	XA-JBC	24762
B767-283ER	XA-TOJ	24727
B767-283ER	XA-TNS	24728
B767-300	XA-RKI	26200
B767-300ER	XA-APB	27618

Authorized by THE MINISTRY

[Signature]
Juan Antonio Bargés Mestres
General Director of Civil Aviation

Annex 2

LIST OF ROUTES

1.	MEXICO, D.F. – ACAPULCO, GRO AND BACK.

2.	MEXICO, D.F. – GUADALAJARA, JAL. – CULIACAN, SIN. – CIUDAD OBREGON, SON – HERMOSILLO, SON. AND BACK.

3.	MEXICO, D.F. – TIJUANA, B.C. AND BACK.

4.	GUADALAJARA, JAL. – TIJUANA, B.C. AND BACK.

5.	MEXICO, D.F. – AGUASCALIENTES, AGS. – TIJUANA, B.C. AND BACK.

6.	MEXICO, D.F. – DURANGO, DGO. – MAZATLAN, SIN. – TIJUANA, B.C. AND BACK.

7.	MEXICO, D.F. – CULIACAN, SIN. – LA PAZ, B.C.S. – TIJUANA, B C. AND BACK.

8.	MEXICO, D.F. – LA PAZ, B.C.S. – GUAYMAS, SON. AND BACK.

9.	MEXICO, D.F. – MAZATLAN, SIN. – LOS MOCHIS, SIN. – HERMOSILLO, SON AND BACK.

10.	MEXICO, D.F. – TORREON, COAH. AND BACK.

11.	CHIHUAHUA, CHIH. – CIUDAD JUAREZ, CHIH. AND BACK.

12.	MEXICO, D.F. – CANCUN, Q.R. AND BACK

13.	MEXICO, D.F. – CIUDAD JUÁREZ. CHIH. AND BACK.

14.	TIJUANA, B.C. – HERMOSILLO, SON – CHIHUAHUA, CHIH. – MONTERREY, N.L. AND BACK.

15.	MEXICO, D.F. – REYNOSA, TAMPS AND BACK.

16.	MEXICO, D.F. – MATAMOROS, TAMPS. AND BACK.

17.	MEXICO, D.F. – IXTAPA-ZIHUATANEJO, GRO. AND BACK.

18.	MEXICO, D.F. – MERIDA, YUC. AND BACK.

19.	MEXICO, D.F. – LEON (EL BAJIO), GTO. AND BACK.

20.	MEXICO, D.F. – GUADALAJARA, JAL. – PUERTO VALLARTA, JAL. AND BACK

21.	MEXICO, D.F. – MONTERREY, N.L. AND BACK.

22.	MEXICO, D.F. – OAXACA, OAX. AND BACK.

23.	MEXICO, D.F. – VILLAHERMOSA, TAB. AND BACK.

24.	MEXICO, D.F. – CAMPECHE, CAMP. AND BACK.

25.	MEXICO, D.F. – MONTERREY, N.L. – CHIHUAHUA, CHIH. – CIUDAD JUAREZ, CHIH AND BACK

26.	CANCUN, Q.R. – MERIDA, YUC. AND BACK.

27.	PUERTO VALLARTA, JAL. – LEON (EL BAJIO), GTO. AND BACK.

28.	GUADALAJARA, JAL. – ACAPULCO, GRO. AND BACK.

29.	LEON (EL BAJIO), GTO. – TIJUANA. B.C. AND BACK.

30.	OAXACA, OAX. – MEXICO, D.F. – GUADALAJARA, JAL. AND BACK.

31.	MEXICO, D.F. – PUERTO VALLARTA, JAL. AND BACK.

Annex 2

LIST OF ROUTES

32.	MONTERREY, N.L. – GUADALAJARA, JAL. – MEXICO, D.F. – TAPACHULA, CHIS. AND BACK.

33.	MEXICO, D.F. – VERACRUZ, VER. AND BACK.

34.	MEXICO, D.F. – HERMOSILLO, SON. AND BACK.

35.	MEXICO, D.F. – GUADALAJARA, JAL. – MAZATLAN, SIN. – CIUDAD JUAREZ, CHIH. AND BACK.

36.	MEXICO, D.F. – TAPACHULA, CHIS. AND BACK.

37.	MEXICO, D.F. – CHIHUAHUA, CHIH. AND BACK.

38.	AGUASCALIENTES, AGS. – PUERTO VALLARTA, JAL. AND BACK

39.	MEXICO, D.F. – SAN JOSE DEL CABO, B.C.S. AND BACK

40.	MEXICO, D.F. – TEPIC, NAY. – TIJUANA, B.C. AND BACK.

41.	CANCUN, Q.R. – MONTERREY, N.L. AND BACK.

42.	MONTERREY. N.L – TIJUANA, B.C. AND BACK.

43.	MEXICO, D.F. – GUADALAJARA, JAL. – LOS MOCHIS, SIN – TIJUANA, B C. AND BACK

44.	MEXICO, D.F. – GUADALAJARA, JAL. – CULIACAN, SIN. – TIJUANA, B C. AND BACK.

45.	MORELIA, MICH. – TIJUANA, B.C. AND BACK.

46.	OAXACA. OAX. – TIJUANA, B.C. AND BACK.

47.	TIJUANA, B.C. – CANCUN, Q.R. AND BACK.

48.	MEXICO, D.F. – MORELIA, MICH. AND BACK.

49.	CIUDAD JUAREZ, CHIH. – GUADALAJARA, JAL. AND BACK

50.	DURANGO, DGO. – CULIACAN, SIN. AND BACK.

51.	PUERTO VALLARTA, JAL. – TIJUANA, B.C. AND BACK.

52.	TEPIC, NAY. – MORELIA, MICH. AND BACK.

53.	GUADALAJARA, JAL – HERMOSILLO, SON. AND BACK.

54.	HERMOSILLO, SON. – MONTERREY, N.L. AND BACK.

55.	DURANGO, DGO. – LEON (EL BAJIO), GTO. AND BACK

56.	CIUDAD OBREGON, SON. – GUADALAJARA, JAL. AND BACK

57.	MATAMOROS, TAMPS. – REYNOSA, TAMPS. AND BACK.

58.	OAXACA, OAX. – MORELIA, MICH. – TIJUANA, B.C. AND BACK.

59.	MEXICO, D.F. – MINATITLAN, VER. AND BACK.

60.	MEXICO, D.F. – CIUDAD DEL CARMEN, CAMP. AND BACK.

61.	MEXICO, D.F. -TUXTLA GUTIERREZ, CHIS. AND BACK.

62.	MEXICO, D.F. – COZUMEL, Q.R. AND BACK.

63.	CIUDAD OBREGON, SON. – TIJUANA, B.C. AND BACK.

64.	MEXICO, D.F. – BAHÍAS DE HUATULCO, OAX AND BACK.

Annex 2

LIST OF ROUTES

65.	MEXICO, D.F. – MEXICALI, B.C. AND BACK.

66.	MEXICO, D.F. – COLIMA, COL. – TIJUANA, B.C. AND BACK.

67.	MEXICO, D.F. – PUEBLA, PUE. AND BACK.

68.	MEXICO, D.F. – QUERETARO, QRO. AND BACK. *

69.	MEXICO, D.F. – JALAPA, VER. AND BACK. *

70.	ACAPULCO, GRO. – TIJUANA, B.C. AND BACK.

71.	MONTERREY, N.L. – LEON (EL BAJIO), GTO. AND BACK.

72.	CIUDAD JUAREZ, CHIH. – HERMOSILLO, SON. AND BACK.

73.	LEON (EL BAJIO), GTO. – HERMOSILLO, SON. AND BACK.

*	To be operated under Code Sharing with Transportes Aeromar, S.A. de C.V.

Authorized by THE MINISTRY

[Signature]
Juan Antonio Bargés Mestres
General Director of Civil Aviation

Annex 3

OPERATION BASE

The “CONCESSIONAIRE’S” operation base shall be the civil airport called:

International Airport of Mexico City.

MAINTENANCE BASE

International Airport of Mexico City.

International Airport of the City of Guadalajara, Jalisco.

Authorized by THE MINISTRY

[Signature]
Juan Antonio Bargés Mestres
General Director of Civil Aviation

Annex 4

DEVELOPMENT PROGRAM

	1999	2000	2001	2002
DOMESTIC
ASK’s (000)	9,886,108	11,039,590	11,549,109	12,058,629
RPK’s (000) (O-D)	5,540,597	7,480,401	7,558,041	8,236,344
FO (%)	58.2%	68.3%	58.3%	58.3%
PASSENGERS	6,652,178	7,255,735	7,651,132	7,988,683
PASSENGER INCOME USD (000)	738,551	755,422	863,422	653,654
PASSENGER INCOME MXP (000)	7,112,834	7,948,923	10,491,095	12,271,705
YIELD USD (cents)	11.06	11.15	10.93	10.71
YIELD MXP (pesos)	1.07	1.17	1.33	1.49
AVERAGE FAIR USD	111.02	104.11	112.85	110.51
AVERAGE FAIR MXP	1,069.25	1,095.54	1,371.18	1,538.14

INTERNATIONAL
ASK’s (000)	8,421,271	10,093,902	10,559.774	11,025,547
RPK’s (000) (O-D)	5,537,025	6,628,139	6,853,293	7,155,545
FO (%)	54.5%	64.9%	54.9%	64.9%
PASSENGERS (O-D)	1,964,229	2,635,177	2,445,521	2,553,412
PASSENGER INCOME USD (000)	376,463	457,536	468,144	489,497
PASSENGER INCOME MXP (000)	3,625,640	4,814,423	5,688,233	6,797,863
YIELD USD (cents)	6.78	6.77	6.79	6.81
YIELD MXP (pesos)	0.65	0.71	0.83	0.95
AVERAGE FAIR USD	191.66	193.45	191.43	191.70
AVERAGE FAIR MXP	1,845.83	2,035.54	2,325.98	2,662.27

Annex 4

DEVELOPMENT PROGRAM

TOTAL ITINERARIES
ASK’s (000)	18,309,379	21,133,492	22,138,883	23,084.276
RPK’s (000) (O-D)	12,177,522	14,108,540	14,741,335	15,391,689
FO (%)	66.5%	66.6%	66.7%	66.7%
PASSENGERS	8,616,407	9,620,912	10,096,653	10,542,094
PASSENGER INCOME USD (000)	1,115,014	1,212,958	1,331,566	1,373,151
PASSENGER INCOME MXP (000)	10,738,474	12,763,346	16,1?9,329	19,069,568
YIELD USD (cents)	9.13	9.09	8.97	8.86
YIELD MXP (pesos)	0.88	0.96	1.09	1.23
AVERAGE FAIR USD	129.41	126.08	131.88	130.25
AVERAGE FAIR MXP	1,246.25	1,326.63	1, 522.44	1,808.90

AVAILABLE AIRCRAFT	63	67	70	73
AIRCRAFT IN SERVICE (AVERAGE)	59	65	68	71
DAILY USE	12:34	10:45	10:50	10:52
FLIGHT HOURS	225,096	245,402	260,585	272,081
LANDINGS	114,352	121,525	131,796	137,610

PERSONNEL	6,569	6,949	6,993	7,297
DESTINATIONS	46	47	49	52
DOMESTIC ROUTES	73	78	83	90
INTERNATIONAL ROUTES	45	47	49	51
INVESTMENT MXC (000)	473,519	487,930	368,912	413,332

EXCHANGE RATE	9.63	10.52	12.15	13.89

Authorized by THE MINISTRY

[Signature]
Juan Antonio Bargés Mestres
General Director of Civil Aviation

ANNEX 5

MEXICAN OFFICIAL STANDARD ON EMERGENCIES

NOM-EM-052-SCT3-1999

THE MEXICAN EMERGENCY OFFICIAL STANDARD NOM-EM-052-SCT3-1999 ESTABLISHES WITHIN THE MEXICAN REPUBLIC THE REQUIREMENTS TO COMPLY WITH THE MAXIMUM LIMITS ALLOWED OF NOISE EMISSION GENERATED BY SUB-SONIC REACTION, HELIX POWERED, SUPERSONIC AIRCRAFT, HELICOPTERS, AUXILIARY POWER UNITS (APU) AND SYSTEMS RELATED TO THE AIRCRAFT DURING GROUND OPERATIONS.

Federal Official Gazette on November 26, 1999

With the purpose of establishing the compliance terms for the aforementioned Official Standard in its item 14.3, and taking into consideration that this Company has to date a fleet of 66 aircraft, the compliance periods for their homologation to the noise emission levels marked in Section 5, Table 3 of the official Standard shall be the following:

a)

Taking into consideration that it currently has 49 homologated aircraft, according to Section 5, Table 3 of the official Standard (corresponding to stage 3 of the F.A.A), by December 31, 2002, it shall comply with the homologation of all its air fleet.

The foregoing is based on Article 76 of the Civil Aviation Law.

Also, for purposes of item c) above, an extension to the term may be obtained, which will allow this Company to operate with 60% of the total of its aircraft, as provided in Section 5, Table 3, and the rest according to Section 4, Tables 1 and 2 of the aforementioned official Standard until December 31, 2003.

The application for obtaining said extension shall be submitted to “THE MINISTRY” before July 1, 2001. This application must include a signed agreement with the Company that establishes the replacement or modification of all its aircraft, to comply with the noise levels of Section 5, Table 3 within the shortest time possible, as mentioned in the previous paragraph.

ANNEX 5

MEXICAN EMERGENCY OFFICIAL STANDARD

NOM-EM-052-SCT3-1999

To such effect, the time extension application form must be used which may be obtained at “THE MINISTRY”.

The terms for granting the extension shall be determined by “THE MINISTRY”, according to the technical circumstances stated in the application, and which fully justify its request. Under no circumstances the extension granted shall allow the operation of any aircraft outside the homologation terms mentioned in Section 5, Table 3 of the Mexican Emergency Official Standard NOM-EM-052-SCT3-1999 after December 31, 2003.

Authorized by THE MINISTRY

[Signature]
Juan Antonio Bargés Mestres
General Director of Civil Aviation